SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 29, 2001
(Date of earliest event reported)


Commission File No. 333-62547



                        Asset Backed Funding Corporation
--------------------------------------------------------------------------------



       Delaware                                           75-2533468
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



100 North Tryon Street
Charlotte, North Carolina                                          28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On March 29, 2001, Asset Backed Funding Corporation (the "Corporation"), sold ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, Class A-1, Class A-2, Class, A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B (the "Offered Certificates"), having an aggregate original principal balance of $232,345,000.00. The Offered Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of March 29, 2001 (the "Agreement"), among the Corporation, as depositor, Ameriquest Mortgage Company, as servicer, and Bankers Trust Company of California, N.A., as trustee, a copy of which is filed as an exhibit hereto. ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, Class P, Class X and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced beneficial ownership interests in a trust (the "Trust"), consisting primarily of a pool of conventional fixed-rate first-lien residential mortgage loans and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

(EX-4) Pooling and Servicing Agreement, dated as of March 29, 2001, among Asset Backed Funding Corporation, Ameriquest Mortgage Company and Bankers Trust Company of California, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASSET BACKED FUNDING CORPORATION


March 29, 2001

                                   By:  /s/  Michael Schoffelen
                                      -----------------------------------------
                                      Name:  Michael Schoffelen
                                      Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)            Pooling and Servicing Agreement,                      E
                  dated as of March 29, 2001, among
                  Asset Backed Funding Corporation,
                  Ameriquest Mortgage Company and
                  Bankers Trust Company of
                  California, N.A., as trustee.